GREAT-WEST FUNDS, INC.

Great-West U.S. Government Mortgage Securities Fund

Institutional Class Ticker: MXDQX

Investor Class Ticker: MXGMX

(the “Fund”)

Supplement dated May 2, 2017 to the Prospectus and Summary Prospectus for the Fund, each dated May 1, 2017, and the Statement of Additional Information

for Great-West Funds, Inc., dated May 1, 2017

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On February 23, 2017, Board of Directors of Great-West Funds, Inc. approved a name change for the Fund as well as a revised 80% investment policy.

Therefore, effective July 17, 2017, all references in the Prospectus, Summary Prospectus or Statement of Additional Information to the Fund are amended to refer to the “Great-West U.S. Government Securities Fund.”

In addition, effective July 17, 2017, the Fund’s 80% investment policy is restated as follows:

“The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities that have been issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Ordinarily such securities will have principal and interest guaranteed by the U.S. government or its agencies or instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

The Fund may invest up to 20% of its net assets in securities that are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may also enter into forward roll obligations, including mortgage dollar rolls. In a mortgage dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities (the same type, issuer, term and coupon) on a specified future date from the same party. For purposes of pursuing its investment goals, the Fund may, from time to time, enter into derivative contracts, including futures contracts on U.S. Treasury securities. The Fund primarily invests in investment grade securities, and may invest in securities of any maturity.

The portfolio managers employ a “top-down,” or global, macroeconomic analysis of the fixed income markets, then set strategic targets to guide discussions on interest rate sensitivity and sector allocations. The portfolio managers then pair these targets with “bottom-up,” or security-by-security, fundamental research to make individual investment decisions and help manage risks within each bond sector.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus and

Summary Prospectus for the Fund, each dated May 1, 2017, and the current Statement of Additional

Information for Great-West Funds, Inc., dated May 1, 2017.

Please keep this Supplement for future reference.